UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 14, 2017

EVINE Live Inc.

(Exact name of registrant as specified in its charter)

Minnesota	001-37495	41-1673770
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6740 Shady Oak Road

Eden Prairie, Minnesota 55344-3433

(Address of principal executive offices)

(952) 943-6000

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standard provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

EVINE Live Inc. (the “Company”) held its 2017 Annual Meeting of Shareholders on June 14, 2017 (the “Annual Meeting”). There were 49,607,224 shares of Company common stock, or approximately 81.36% of the 60,968,092 shares of Company common stock issued and outstanding and entitled to vote at the Annual Meeting, present in person or represented by proxy, constituting a quorum.

At the Annual Meeting, Company shareholders voted on: (1) the election of nine persons to serve as directors on the Company’s Board of Directors until the next Annual Meeting of Shareholders or until their successors have been duly elected and qualified; (2) the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending February 3, 2018; (3) the approval, on an advisory basis, of the 2016 compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement for the Annual Meeting; and (4) the approval, on an advisory basis, of the frequency with which the shareholders shall have an advisory “say-on-pay” vote on executive compensation. For more information about the foregoing proposals, please see the proxy statement for the Annual Meeting.

Set forth below are the final voting results, as reported by the inspector of elections for the Annual Meeting:

1.	Election of Directors

The proposal to elect nine persons to serve as directors on the Company’s Board of Directors until the next annual meeting of the shareholders resulted in the following votes:

DIRECTOR NOMINEE	FOR	WITHHELD
Robert J. Rosenblatt	27,422,824	1,208,992
Thomas D. Beers	27,414,477	1,217,339
Landel C. Hobbs	27,436,676	1,195,140
Lowell W. Robinson	27,388,785	1,243,031
Fred R. Siegel	26,882,663	1,749,153
Lisa Letizio	25,693,974	2,937,842
Neal S. Grabell	27,454,067	1,177,749
Mark K. Holdsworth	27,429,745	1,202,071
Scott R. Arnold	21,977,106	6,654,710

The nine nominees set forth above were elected to the Company’s Board of Directors and will serve as directors until the Company’s next annual meeting or until their respective successors are duly elected and qualified. There were 20,975,408 broker non-votes related to the foregoing proposal.

2.	Ratification of Independent Auditor

The proposal to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending February 3, 2018, was approved by the following votes:

FOR	AGAINST	ABSTAINED	BROKER NON-VOTES
49,109,742	416,018	81,464	0

3.	Say-On-Pay Vote

The 2016 compensation of the Company’s named executive officers was approved, on an advisory basis, by the following votes:

FOR	AGAINST	ABSTAINED	BROKER NON-VOTES
27,442,906	1,144,540	44,370	20,975,408

4.	Frequency of Say-On-Pay Vote

The shareholders determined, on an advisory basis, that the compensation of the Company’s named executive officers should be submitted to the shareholders for approval every year, according to the following votes:

EVERY YEAR	EVERY TWO YEARS	EVERY THREE YEARS	ABSTAINED
26,474,804	134,932	1,973,247	48,833

Following the Annual Meeting, the Board of Directors determined, in light of the foregoing voting results, that the Company shall submit the compensation of its named executive officers for approval by the shareholders on an annual basis.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: June 15, 2017	EVINE LIVE INC.

	By:	/s/ Andrea M. Fike
Andrea M. Fike, Senior Vice President and General Counsel